UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 4, 2009
Date of report (Date of earliest event reported):

American Dairy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+1 (626) 757-8885
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 4, 2009, American Dairy, Inc. (the “Company”) provided notice to the NYSE Arca, Inc. (the “NYSE Arca”) that the Company will be voluntarily delisting its common stock, par value $0.001, from the NYSE Arca, will be listing such shares on the New York Stock Exchange (the “NYSE”), and intends that trading will commence on the NYSE on or about June 8, 2009 under the Company’s current trading symbol, “ADY.”

The Company issued a press release announcing the transfer of its listing to the NYSE on June 4, 2009.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit	Description

99.1	Press release of American Dairy, Inc. dated June 4, 2009 announcing transfer of listing to NYSE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DAIRY, INC.

By:	/s/ Jonathan H. Chou
Jonathan H. Chou
Chief Financial Officer

Date: June 4, 2009

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release of American Dairy, Inc. dated June 4, 2009 announcing transfer of listing to NYSE